Exhibit 10.2

SPIRIT AIRLINES, INC.

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Third Amendment to Second Amended and Restated Investor Rights Agreement (this “Amendment”), dated as of May 25, 2011, is by and among Spirit Airlines, Inc., a Delaware corporation (the “Company”), and the undersigned parties with respect to that certain Second Amended and Restated Investor Rights Agreement, dated as of July 13, 2006, by and among (i) the Company, (ii) OCM Spirit Holdings, LLC, a Delaware limited liability company (“Holdings”), (iii) OCM Spirit Holdings II, LLC, a Delaware limited liability company (“Holdings II”), (iv) OCM Spirit Holdings III, LLC, a Delaware limited liability company (“Holdings III”), (v) OCM Spirit Holdings III-A, LLC, a Delaware limited liability company (“Holdings III-A”), (vi) OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership (“POF II”), (vii) OCM Principal Opportunities Fund III, L.P., a Delaware limited partnership (“POF III,” and together with POF II, collectively, the “POF Investors”) (viii) POF Spirit Foreign Holdings, LLC, a Delaware limited liability company (“Foreign Holdings”) (Holdings, Holdings II, Holdings III, Holdings III-A, the POF Investors and Foreign Holdings are referred to herein, collectively, as “Oaktree” or the “Oaktree Investors”), (ix) Indigo Florida L.P., a Cayman Islands exempt limited partnership (“Indigo Florida”), and Indigo Miramar LLC, a Delaware limited liability company (“Indigo Miramar”) (collectively, “Indigo” or the “Indigo Investors”), (x) the individuals listed on the Schedule of Co-Investors attached thereto (each, a “Co-Investor” and, collectively, the “Co-Investors”), and (xi) each other Person listed from time to time on a “Schedule of New Securityholders” attached to the Investor Rights Agreement, as amended by the Amendment to Second Amended and Restated Investor Rights Agreement, dated as of July 20, 2010 and the Second Amendment to Second Amended and Restated Investor Rights Agreement, dated as of February 1, 2011 (as so amended, “Investor Rights Agreement”). Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Investor Rights Agreement.

RECITALS

WHEREAS, the Company has entered into an Underwriting Agreement relating to its initial Public Offering (the “Initial Public Offering”).

WHEREAS, the Company and the undersigned parties wish to amend the Investor Rights Agreement to cause to be terminated, contemporaneous upon the closing of the Initial Public Offering, provisions not intended by the parties to continue in effect from an after the Initial Public Offering notwithstanding the amount of actual proceeds realized by the Company in such offering.

WHEREAS, pursuant to Section 19A of the Investor Rights Agreement, any provision of the Investor Rights Agreement may be amended, modified or waived if such amendment, modification or waiver is approved in writing by the Company, the Majority Indigo Holders and the Majority Oaktree Holders.

WHEREAS, the undersigned constitute the Company, the Majority Indigo Holders and the Majority Oaktree Holders.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Termination of Provisions upon Closing of the Initial Public Offering. Contemporaneous with the Closing of the Initial Public Offering, the following Sections of the Investor Rights Agreement shall terminate and cease to be of further force or effect: Sections 2, 3, 4, 5, 6, 7, 8 and 17.

2. Reference to and Effect on the Investor Rights Agreement. On or after the date hereof, each reference in the Investor Rights Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Investor Rights Agreement as further amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Investor Rights Agreement, a reference to the Agreement, in any of such to be deemed a reference to the Investor Rights Agreement as further amended hereby.

3. No Other Amendments. Except as set forth herein, the Investor Rights Agreement shall remain in full force and effect in accordance with its terms.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties necessary to give effect to this Amendment, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Any signature page delivered electronically or by facsimile (including without limitation transmission by Portable Document Format or other fixed image form) shall be binding to the same extent as an original signature page.

6. Headings. All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Amendment or the Investor Rights Agreement.

7. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(Signature pages follow)

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SPIRIT AIRLINES, INC., a Delaware corporation

By:	/s/ Thomas Canfield
Name:	Thomas Canfield
Title:	SVP, General Counsel and Secretary

SIGNATURE PAGE TO SPIRIT AIRLINES, INC. THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

OCM SPIRIT HOLDINGS, LLC

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

OCM SPIRIT HOLDINGS II, LLC

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

OCM SPIRIT HOLDINGS III, LLC

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

SIGNATURE PAGE TO SPIRIT AIRLINES, INC. THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

OCM SPIRIT HOLDINGS III-A, LLC

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

SIGNATURE PAGE TO SPIRIT AIRLINES, INC. THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

POF SPIRIT FOREIGN HOLDINGS, LLC

By:	Oaktree Capital Management, LLC, its managing member

	By:	/s/ Jordon L. Kruse
	Name:	Jordon L. Kruse
	Title:	Managing Director

	By:	/s/ Zachary H. Serebrenik
	Name:	Zachary H. Serebrenik
	Title:	Vice President

SIGNATURE PAGE TO SPIRIT AIRLINES, INC. THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

INDIGO MIRAMAR LLC, a Delaware limited liability company

By:	INDIGO MANAGEMENT LLC, a Delaware limited liability company, its manager

By:	/s/ William A. Franke
Name: William A. Franke
Its: Manager

INDIGO FLORIDA, L.P., a Cayman Islands exempted limited partnership

By:	INDIGO PACIFIC PARTNERS L.P., a Cayman Islands exempted limited partnership, its general partner

By:	INDIGO PACIFIC MANAGEMENT LP, A Cayman Islands exempted limited partnership, its general partner

By:	INDIGO PACIFIC CAPITAL LLC, a Delaware limited liability company, its general partner

By:	INDIGO PACIFIC PARTNERS LLC, a Delaware limited liability company, its sole member

By:	/s/ William A. Franke
Name: William A. Franke
Its: Managing Member

SIGNATURE PAGE TO SPIRIT AIRLINES, INC. THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT